SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]      Confidential, for use of the Commission only as permitted by Rule 14a-6
         (e)(2)

                             GENEVA FINANCIAL CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          not applicable
          ----------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

          not applicable
          ----------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing fee is calculated and state how it was determined)

          not applicable
          ----------------------------------------------------------------


     4)   Proposed maximum aggregate value of transaction:

          not applicable
          ----------------------------------------------------------------

     5)   Total fee paid:

          not applicable
          ----------------------------------------------------------------

     [ ]  Fee paid previously with preliminary materials:

          ----------------------------------------------------------------



[  ] Check box if any part of the fee is offset as provided  by  Exchange  Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

          ----------------------------------------------------------------

     2)   Form, Schedule or Registration Statement no.:

          ----------------------------------------------------------------

     3)   Filing Party:

          ----------------------------------------------------------------

     4)   Date Filed:

          ----------------------------------------------------------------

                             GENEVA FINANCIAL CORP.
                             100 North Centre Avenue
                                    Suite 300
                        Rockville Centre, New York 11570

                          ----------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 10, 2003

To the Stockholders of Geneva Financial Corp.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Geneva Financial Corp., a Delaware corporation (the "Company" or "Geneva"), will be held on September 10, 2003 at the Company's offices located at 100 North Centre Avenue, Suite 300, Rockville Centre, New York 11570, at 10:00 a.m. local time, for the following purposes:

     1. (a) To elect two (2) Class I Directors to the Company's Board of Directors to hold office until the 2005 Annual Meeting of Stockholders of the Company or until their respective successors shall be elected and have qualified, subject, however, to their prior death, resignation, retirement, disqualification or removal from office; and

          (b)  To elect  one (1) Class II  Director  to the  Company's  Board of
               Directors to hold office until the 2006 Annual Meeting of Stockholders of the Company or until his successor has been elected and has qualified, subject, however, to his prior death, resignation, retirement, disqualification or removal from office.

     2. To ratify the adoption of The Geneva Financial Corp. 2003 Equity Participation Plan.

     3. To transact such other business as may properly come before the meeting.

     Only stockholders of record at the close of business on August 6, 2003 are entitled to notice of and to vote at the meeting or at any adjournment thereof.

                                           By Order of the Board of Directors of
                                           Geneva Financial Corp.

                                           Warren R. Katz
                                           Secretary

Rockville Centre, New York
August 11, 2003

================================================================================

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE, DATE AND SIGN THE ENCLOSED PROXY, WHICH IS SOLICITED BY OUR BOARD OF DIRECTORS, AND RETURN IT IN THE PRE-ADDRESSED ENVELOPE PROVIDED FOR THAT PURPOSE. ANY STOCKHOLDER MAY REVOKE HIS PROXY AT ANY TIME BEFORE THE MEETING BY WRITTEN NOTICE TO SUCH EFFECT, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.
================================================================================

                                TABLE OF CONTENTS

                                                                            Page

Soliciting, Voting and Revocability of Proxy...................................1
Forward-Looking Statements.....................................................3
Executive Compensation.........................................................4
Security Ownership of Certain Beneficial Owners and Management.................6
Certain Relationships and Related Transactions.................................8
Proposal 1:  Election of Directors.............................................9
Proposal 2:  Ratification of 2003 Equity Participation Plan...................14
Independent Public Accountants................................................22
Stockholder Proposals.........................................................22
Other Business................................................................25
Annual Report on Form 10-KSB .................................................25

                             GENEVA FINANCIAL CORP.
                             100 North Centre Avenue
                                    Suite 300
                        Rockville Centre, New York 11570

                          ----------------------------

                                 PROXY STATEMENT
                          -----------------------------

                                EXPLANATORY NOTE

     Throughout this proxy statement, the words "Company," "Geneva," "we," "our," "us" refer to Geneva Financial Corp. and its subsidiaries and the operations of Geneva Financial Corp. as a whole.

                  SOLICITING, VOTING AND REVOCABILITY OF PROXY

     This proxy statement is being mailed to all stockholders of record at the close of business on August 6, 2003 in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting of Stockholders to be held at the Company's offices, located at 100 North Centre Avenue, Suite 300, Rockville Centre, New York 11570, on September 10, 2003 at 10:00 a.m., local time, or any adjournment thereof. The proxy and this proxy statement are first being mailed to stockholders on or about August 11, 2003.

         All shares represented by proxies duly executed and received will be voted on the matters presented at the meeting in accordance with the instructions specified in such proxies. Proxies so received without specified instructions will be voted as follows:

     (1) FOR the nominees named in the proxy to our Board of Directors consisting of two (2) Class I Directors, whose term of office shall expire at our Annual Meeting of Stockholders in 2005 or until their respective successors have been elected and have qualified, subject, however, to their prior death, resignation, retirement, disqualification or removal from office; and one (1) Class II Director, whose term of office shall expire at our Annual Meeting of Stockholders in 2006, or until his successor has been elected and has qualified, subject, however, to his prior death, resignation, retirement, disqualification or removal from office; and

     (2) FOR the ratification of the adoption of our 2003 Equity Participation Plan.

     Our Board does not know of any other matters that may be brought before the meeting nor does it foresee or have reason to believe that proxy holders will have to vote for substitute or alternate nominees to the Board. In the event that any other matter should come before the meeting or any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with their best judgment.

     The total number of shares of common stock outstanding and entitled to vote as of August 6, 2003 was 3,907,000. Our common stock is the only class of securities outstanding, which is entitled to vote on matters presented to our stockholders, each share being entitled to one non-cumulative vote. We currently have no other class of securities outstanding.

     The holders of not less than one-third in voting power of the shares of common stock outstanding and entitled to vote as of August 6, 2003, or 1,302,334 shares of common stock, must be present at the meeting in person or by proxy in order to constitute a quorum for the transaction of business. Only stockholders of record as of the close of business on August 6, 2003 will be entitled to vote.

     With regard to the election of Directors, votes may be cast in favor or withheld. The directors shall be elected by a plurality of the votes cast in favor. Accordingly, based upon there being three nominees, each person who receives one or more votes will be elected as a director. Votes withheld in connection with the election of one or more of the nominees for director will not be counted as votes cast for such individuals.

     Stockholders may expressly abstain from voting on Proposal 2 by so indicating on the proxy. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted as present in the tabulation of votes on each of the proposals presented to stockholders. Broker non-votes are not counted for the purpose of determining whether a particular proposal has been approved. Since Proposal 2 requires the affirmative approval of a majority of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote (assuming a quorum is present at the meeting), abstentions will have a negative vote while broker non-votes will have no effect.

     Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before its exercise. The proxy may be revoked by filing with us written notice of revocation or a fully executed proxy bearing a later date. The proxy may also be revoked by affirmatively electing to vote in person while in attendance at the meeting. However, a stockholder who attends the meeting need not revoke a proxy given and vote in person unless the stockholder wishes to do so. Written revocations or amended proxies should be sent to us at 100 North Centre Avenue, Suite 300, Rockville Centre, New York 11570, Attention: Corporate Secretary.

     The proxy is being solicited by our Board of Directors. We will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and other custodians, nominees and fiduciaries for forwarding proxy materials to beneficial owners of our shares. Solicitations will be made primarily by mail, but certain of our directors, officers or employees may solicit proxies in person or by telephone, telecopier or telegram without special compensation.

     A list of stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose germane to the meeting, during ordinary business hours, for ten days prior to the meeting, at our offices, 100 North Centre Avenue, Suite 300, Rockville Centre, New York 11570, and also during the whole time of the meeting for inspection by any stockholder who is present. To contact us, stockholders should call our Corporate Secretary at (516) 255-1700.

                           FORWARD-LOOKING STATEMENTS

     Certain information contained in this proxy statement may include "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, and is subject to the safe harbor created by that act. We caution readers that certain important factors may affect our actual results and could cause such results to differ materially from any forward-looking statements which may be deemed to have been made in this proxy statement or which are otherwise made by or on behalf of us. For this purpose, any statements contained in this proxy statement that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may," "will," "expect," "believe," "explore," "consider," "anticipate," "intend," "could," "estimate," "plan," or "continue" or the negative variations of those words or comparable terminology are intended to identify forward-looking statements. Factors that may affect our results include, but are not limited to the risks and uncertainties associated with:

        o the level of demand for mortgage credit, which is affected by such external factors as the level of interest rates,
        o the strength of various segments of the economy and demographics of our lending markets,
        o the direction of interest rates,
        o the relationship between mortgage interest rates and cost of funds,
        o federal and state regulation of the our mortgage banking operations,
        o competition within the mortgage banking industry,
        o our management of cash flow and efforts to modify its prior growth strategy, and
        o efforts to improve quality control.

We are also subject to other risks detailed from time to time in our Securities and Exchange Commission filings. Any one or more of these uncertainties, risks and other influences could materially affect our results of operations and whether forward-looking statements made by us ultimately prove to be accurate. Our actual results, performance and achievements could differ materially from those expressed or implied in these forward-looking statements. We undertake no obligation to publically update or revise any forward-looking statements, whether from new information, future events or otherwise.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth certain information concerning the compensation for the fiscal years ended December 31, 2002, 2001 and 2000 for each of our executive officers as of December 31, 2002 who had a total salary and bonus for that year in excess of $100,000:



     ========= ======================================= ========================== =====================================


                                            Annual Compensation             Long Term Compensation
     -------------------------- ----------- ----------------------------- -------------------------------------
     -------------------------- ----------- --------------- ------------- -------------------------------------

        Name and Principal                                                  Common Shares Underlying Options
             Position              Year         Salary         Bonus                    Granted
     -------------------------- ----------- --------------- ------------- -------------------------------------
     -------------------------- ----------- --------------- ------------- -------------------------------------

                                   2002         $149,034      $25,000                    20,000
     Keith S. Haffner (1)
     President, Chief
     Executive Officer, Chief
     Financial Officer and
     Director
                                ----------- --------------- ------------- -------------------------------------
                                ----------- --------------- ------------- -------------------------------------

                                   2001         $ 29,296         -0-                       -
                                ----------- --------------- ------------- -------------------------------------
                                ----------- --------------- ------------- -------------------------------------

                                   2000         $125,000       $70,692                     -

     -------------------------- ----------- --------------- ------------- -------------------------------------
     -------------------------- ----------- --------------- ------------- -------------------------------------

     Stephen J. Mayer (2)          2002         $107,525       $15,000                    20,000
     Executive Vice
     President, Chief
     Financial Officer,
     Secretary and Director
                                ----------- --------------- ------------- -------------------------------------
                                ----------- --------------- ------------- -------------------------------------

                                   2001         $ 88,375         -0-                       -0-

                                ----------- --------------- ------------- -------------------------------------
                                ----------- --------------- ------------- -------------------------------------

                                   2000         $105,394       $50,000                     -0-

     ========================== =========== =============== ============= =====================================


        (1) Mr. Haffner's employment as Chief Executive Officer with Geneva was terminated in September 2000. Mr. Haffner was re-hired as Executive Vice President on October 1, 2001 and became President, Chief Executive Officer and a Director of Geneva on November 15, 2001. Mr. Haffner became Chief Financial Officer on June 6, 2003.

        (2) Mr. Mayer was hired as Chief Financial Officer in September 1999. He became Executive Vice President in December 1999 and Secretary of Geneva upon the termination of the employment of Mr. Haffner in September 2000. He became a Director of Geneva on November 15, 2001. Mr. Mayer resigned from our Board of Directors and all executive offices of the Company effective June 6, 2003.

Stock Option Grants in 2002

The following table sets forth certain information concerning individual grants of stock options during the fiscal year ended December 31, 2002 to each of our named executive officers:



                                Individual Grants

===================================== ================= =================== =============== ============================

                                         Number of
                                       Common Shares      Percentage of
                                         Underlying       Total Options
                                      Options Granted       granted to      Exercise Price
                Name                                       Employees in                           Expiration Date
                                                         Fiscal Year (%)
------------------------------------- ----------------- ------------------- --------------- ----------------------------
------------------------------------- ----------------- ------------------- --------------- ----------------------------
Keith S. Haffner                      20,000                   6.9%             $0.125             January 2012
------------------------------------- ----------------- ------------------- --------------- ----------------------------
------------------------------------- ----------------- ------------------- --------------- ----------------------------
Stephen J. Mayer(1)                   20,000                   6.9%             $0.125             January 2012
===================================== ================= =================== =============== ============================
-----------------

(1)  These options were terminated pursuant to a Severance Agreement and General
     Release,  dated as of June 6, 2003,  by and between the Company and Stephen
     Mayer.

Stock Option Exercises and Values for 2002


                        Fiscal Year End Option Values (1)

=========================== ======================================= ====================================================
                                     Number of Securities
                                    Underlying Unexercised                         Value of Unexercised
                                   Options and Warrants at                   in-the-Money Options and Warrants
                                    December 31, 2002 (#)                       at December 31, 2002 ($)(2)
           Name                   Exercisable/Unexercisable                      Exercisable/Unexercisable

--------------------------- --------------------------------------- ----------------------------------------------------
--------------------------- --------------------------------------- ----------------------------------------------------
Keith S. Haffner                        6,667 / 13,333                               $6,600 / $13,200
--------------------------- --------------------------------------- ----------------------------------------------------
--------------------------- --------------------------------------- ----------------------------------------------------
Stephen J. Mayer (3)                   16,667 / 13,333                               $6,600 / $13,200
=========================== ======================================= ====================================================
-----------------

(1)  There were no option exercises in the fiscal year end December 31, 2002.
(2) The Value of Unexercised in-the-Money Options and Warrants is based on the closing per share bid price of $0.99 per share for Geneva's Common Stock as reported by the Pink Sheets on December 31, 2002.
(3) These options were terminated pursuant to a Severance Agreement and General Release, dated as of June 6, 2003, by and between the Company and Stephen Mayer.

Long Term Incentive Plan Awards

     No awards were made to any of Messrs. Haffner or Mayer during the fiscal year ended December 31, 2002 under any long term incentive plan.

Compensation of Directors

     Directors who are salaried employees of the Company receive no compensation, as such, for services as members of the Board. Mr. Kreitman receives $5,000 per month for service as Chairman of the Board. Messrs. Gold and Katz each receive $1,000 for each meeting attended. In January 2002, the Company issued options to purchase 300,000 shares of the Company's Common Stock at $0.125 to the Board, a price 10% higher than the then market value of the stock. The options were granted as follows: Mr. Kreitman - 200,000 options; Mr. Gold - 50,000 options; Mr. Haffner - 20,000 options; Mr. Mayer - 20,000 options; and Mr. Katz - 10,000 options. The options vest one-third annually over a three-year period and expire 10 years from the date of the grant.


                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table sets forth certain information as of August 6, 2003 regarding the beneficial ownership of our shares of common stock by

        o each person who we believe to be the beneficial owner of more than 5% of our outstanding shares of common stock,
        o each present director,
        o each named executive officer, and
        o all of our present executive officers and directors as a group.

  Name and Address                    Number of Shares            Approximate
 of Beneficial Owner                  Beneficially Owned(1)    Percent of Class

Ronald Friedman (2) (3)
c/o Cole Consulting, LLC                  1,289,000                      32.99%
      100 North Centre Avenue
      Suite 402
      Rockville Centre, NY 11570

The Ronald Friedman 1997 Grantor
Retained Annuity Trust (3)                  398,077                      10.19%
c/o Jennifer Friedman - Trustee
      240 Cedar Drive
      Hewlett Bay Park, NY 11557

Robert Friedman (3) (4)                     372,693                       9.54%
     19536 Planters Point Drive
     Boca Raton, FL 33434

Internet Business's International, Inc. (3) 269,230                       6.89%
  3900 Birch Street, Suite 103
     Newport Beach, CA 92660

Stanley Kreitman (5)                         71,667                       1.80%
c/o Geneva Financial Corp
    100 North Centre Avenue
    Rockville Centre, NY 11570

Joel L. Gold (6)                             39,667                       1.00%
c/o Berry-Shino Securities, Inc.
    425 Park Avenue,
    New York, NY 10022

Keith Haffner (7)                             7,867                           *
c/o Geneva Financial Corp
    100 North Centre Avenue
    Rockville Centre, NY 11570

Warren Katz (8)                               4,334                           *
c/o Geneva Financial Corp
    100 North Centre Avenue
    Rockville Centre, NY 11570

All Directors and Officers as group         123,535                       3.08%
   (4 Persons)
----------------------------------
* Less than 1% of outstanding shares of Common Stock.

(1) Beneficial ownership is determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934 and generally includes voting and investment power with respect to securities, subject to community property laws, where applicable. A person is deemed to be the beneficial owner of securities that can be acquired by such person within sixty (60) days from August 6, 2003 upon exercise of options or warrants. Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by such person, (but not those held by any other person), and that are currently exercisable or are exercisable within sixty (60) days from August 6, 2003 have been exercised. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

(2) Excludes 398,077 shares held in the name of The Ronald Friedman 1997 Grantor Retained Annuity Trust, of which Ronald Friedman's wife, Jennifer is the Trustee to which he disclaims beneficial ownership, and includes 1,175,000 shares which are to be sold to Stanley Kreitman under a stock purchase agreement dated July 17, 2002, as amended, which closed effective August 7, 2003; however, since Mr. Friedman was owner of such shares as of the record date, Mr. Friedman will be entitled to vote such shares at the meeting.

(3) Effective July 28, 2000, the Company announced that Internet Business's International, Inc. ("IBUI") purchased the 2,460,000 shares of the Company held by Ronald Friedman, Robert Friedman and The Ronald Friedman 1997 Grantor Retained Annuity Trust (collectively, the "Sellers") in a private transaction (the "Transaction"). The Company has been informed by the Sellers that certain payments due under the agreement by IBUI to purchase shares of the Company's stock from the Sellers were not made and that an event of default has been declared against IBUI under this purchase agreement and the shares held in escrow have been returned to the Sellers. On March 2, 2001 IBUI filed an action against the Sellers for rescission of the purchase of the Company's stock and return of the funds that were expended. On August 16, 2001, the Sellers filed an action against IBUI for the balance of the amounts due under the purchase agreement. At August 6, 2003, the transfer agent has indicated that IBUI owns 269,230 shares of the Company's stock.

(4) Excludes an aggregate of 185,000 shares owned by Robert Friedman's adult daughters, Donna Joyce and Suzanne Gordon, to which he disclaims beneficial ownership.

(5) Includes shares underlying options issued in 1999 to purchase 5,000 shares of the Company's Common Stock and options issued in 2002 to purchase 66,667 shares of the Company's Common Stock. Excludes 1,289,000 shares which are to be purchased from Ronald Friedman under a stock purchase agreement dated July 17, 2002, which is anticipated to be completed pending approval of the New York State Banking Department.

(6) Includes shares underlying options issued in 1998 to purchase 5,000 shares of the Company's Common Stock and options issued in 2002 to purchase 16,667 shares of the Company's Common Stock. Excludes 36,200 shares owned by Mr. Gold's spouse, Miriam Gold, to which he disclaims beneficial ownership.

(7) Includes shares underlying options issued in 2002 to purchase 6,667 shares of the Company's Common Stock.

(8) Includes shares underlying options issued in 1998 to purchase 1,000 shares of the Company's Common Stock and options issued in 2002 to purchase 3,334 shares of the Company's Common Stock.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On April 24, 2001, Geneva borrowed $63,125 from a trust whose sole trustee at the time was Ronald Friedman, then owner of approximately 44% of the Company's outstanding stock and as of August 6, 2003 owner of approximately 33% of the Company's outstanding stock, and currently a consultant to the Company. This loan was evidenced by a promissory note due and payable on demand with a maturity of one year. The interest rate on the note was 12% per annum payable monthly. The note was secured by properties, which the Company owns. The Company repaid $23,125 in May 2001 when a portion of the underlying collateral was sold by the Company. The balance due on the note at December 31, 2001 was $40,000. The note was paid in full during the quarter ended September 30, 2002. On October 18, 2001, the Company borrowed an additional

$100,000 from the same trust. This loan is evidenced by a promissory note due and payable on demand with a maturity of one year. The interest rate on the note is 10% per annum payable monthly. The note is secured by certain receivables due to the Company. The Company repaid $50,000 in November 2001 and $25,000 in December 2001 and $10,000 in 2002. The balance due on the note at December 31, 2002 and 2001 was $15,000 and $25,000, respectively. The note was paid in full during the first quarter of 2003.

     The Company had amounts receivable due from a former officer of the Company in the amount of $107,782 at December 31, 2001. These amounts consisted of general advances and a non-interest bearing note that had undefined repayment terms. The loan and advances were made when the former officer was Executive Vice President of Sales and Operations for Geneva and prior to his becoming an officer of the Company on December 29, 1999. In 2002, the amounts due were forgiven in lieu of a severance payment.

                        PROPOSAL 1: ELECTION OF DIRECTORS

     Geneva's Board of Directors is currently divided into three classes. Each class of directors is elected for a three-year term. Class I and Class II Directors will be elected at this Annual Meeting of Stockholders and will serve until our Annual Meeting of Stockholders to be held in 2005 and 2006, respectively, or until their respective successors are elected and have qualified, subject, however, to their prior death, resignation, retirement, disqualification or removal from office. Joel L. Gold and Stanley Kreitman currently serve as Class I Directors, Keith S. Haffner currently serves as a Class II Director, and Warren R. Katz served as Class II Director until June 6, 2003 when he became a Class III Director due to a reapportionment of the members of our Board of Directors as more fully described below.

     Effective June 6, 2003, Stephen J. Mayer resigned as a Class III Director. As a result, the Board of Directors resolved that is was in Geneva's best interests to reduce the size of the Board of Directors by one member and reapportion the current Class I and Class II Directors in accordance with the provisions of Article 8, Section A-1 of Geneva's Certificate of Incorporation, which provides in part:

          "If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly as equal as possible ..."

          "Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his predecessor."

     As a result of the reapportionment, the Board of Directors unanimously resolved that Warren R. Katz shall no longer be considered a Class II Director and shall be deemed a Class III Director to fill the vacancy created by Mr. Mayer's resignation, to hold office until our Annual

Meeting of Stockholders in 2004, subject, however, to his prior death, resignation, retirement, disqualification or removal from office.

     Nominees for Directors

     The following table sets forth the positions and offices held by each of Joel L. Gold and Stanley Kreitman, our nominees for Class I Directors and Keith
S. Haffner our nominee for Class II Director, all of whom currently serve as Directors of Geneva, each nominee's age as of August 6, 2003, and the year in which they each became a director. The Board recommends a vote FOR all nominees. The person named as proxy intends to vote all shares represented by proxies equally among all nominees for election as directors, unless proxies are marked to the contrary.



----------------------------------------- ------------------ --------------------------------------- ------------------

                 Name                             Age              Officer and Positions Held        Year Became
                                                                                                     Director
----------------------------------------- ------------------ --------------------------------------- ------------------
----------------------------------------- ------------------ --------------------------------------- ------------------
Stanley Kreitman                                 71          Chairman of the Board of Directors      1999
                                                             and Class I Director
----------------------------------------- ------------------ --------------------------------------- ------------------
----------------------------------------- ------------------ --------------------------------------- ------------------
Joel L. Gold                                     61          Class I Director                        1998

----------------------------------------- ------------------ --------------------------------------- ------------------
----------------------------------------- ------------------ --------------------------------------- ------------------
Keith S. Haffner                                 55          President, Chief Executive Officer,     2001
                                                             Chief Financial Officer and Class II
                                    Director
----------------------------------------- ------------------ --------------------------------------- ------------------


     Biographies of Messrs., Kreitman, Gold and Haffner are provided in the following section of this proxy Statement, "Directors and Executive Officers."

Directors and Executive Officers.

     In addition to our Directors and Executive Officers set forth above, set forth below is the name and positions held by our Class III Director who is not currently up for election.



----------------------------------------- ------------------ --------------------------------------- ------------------

                 Name                             Age              Officer and Positions Held        Year Became
                                                                                                     Director
----------------------------------------- ------------------ --------------------------------------- ------------------
----------------------------------------- ------------------ --------------------------------------- ------------------
Warren R. Katz                                   73          Class III Director and Secretary        Class II Director
                                                                                                     from November 11,
                                                                                                     2001 through June
                                                                                                     6, 2003, and
                                                                                                     Class III
                                                                                                     Director since
                                                                                                     June 6, 2003
----------------------------------------- ------------------ --------------------------------------- ------------------

     Stanley Kreitman

     Stanley Kreitman has been the Chairman of the Board of Directors since December 29, 1999 and a Director of the Company since February 23, 1998. Mr. Kreitman is a member of the Audit and Compensation Committees of the Board of Directors of the Company. Since March 1994, Mr. Kreitman has been Vice Chairman of Manhattan Associates, a merchant banking firm. From September 1975 through February 1994, Mr. Kreitman was President of United States Bancnote Corporation. Mr. Kreitman is Chairman of the Board of Trustees of the New York Institute of Technology and he is currently a member of the Board of Directors of Porta Systems Corp., Medallion Funding Corp., Century Bank and CCA Industries, Inc.

     Joel L. Gold

     Joel L. Gold has been a Director of the Company since February 23, 1998. Mr. Gold is a member of the Audit and Compensation Committees of the Board of Directors of the Company. Since December 1999, Mr. Gold has been Executive Vice President - Investment Banking at Berry-Shino Securities, Inc. From September 1997 to December 1999, Mr. Gold was Vice Chairman of Coleman and Company Securities, Inc. From April 1996 through September 1997, Mr. Gold was Executive Vice President and head of investment banking at L.T. Lawrence Co., an investment banking firm. From April 1995 to April 1996, Mr. Gold was a managing director and head of investment banking at Fechtor & Detwiler. From 1993 to 1995, Mr. Gold was a managing director at Furman Selz Incorporated, an investment banking firm. Prior to joining Furman Selz, from 1991 to 1993, Mr. Gold was a managing director at Bear Stearns & Co., an investment banking firm. Previously, Mr. Gold was a managing director at Drexel Burnham Lambert for nineteen years. He is currently a member of the Board of Directors of Concord Camera and Sterling Vision, Inc. Mr. Gold has a law degree from New York University and an MBA from Columbia Business School.

     Keith S. Haffner

     Keith S. Haffner has been Chief Financial Officer since June 6, 2003, President and Chief Executive Officer and a Director of the Company since November 15, 2001 and Executive Vice President from October 1, 2001 through November 15, 2001. He served as interim Chief Executive Officer of the Company from December 29, 1999 through September 18, 2000, and previously an Executive Vice President of the Company beginning in 1996. Mr. Haffner had been a Director of the Company from September 7, 1999 until July 28, 2000. From 1994 through 1995, Mr. Haffner was Executive Vice President of Exchange Mortgage Corp. From 1986 through 1994, Mr. Haffner was Senior Vice President of Mortgage Production Administration at MidCoast Mortgage Corp. Prior to 1986, Mr. Haffner was employed at various positions with the Mortgage Bankers Association, the Department of Housing and Urban Development and the Federal National Mortgage Association (FNMA). Mr. Haffner received his B.A. in Political Science in 1969 and a Masters in Public Administration in Urban Studies and Real Estate Finance in 1972 from American University.

     Warren R. Katz

     Warren R. Katz has been Secretary since June 6, 2003 and a Director of the Company since November 15, 2001 and Director of Corporate Accounts and a loan officer for Geneva Mortgage Corp. since August 1998. From July 1992 to July 1998, Mr. Katz was a member of the executive committee of Salant Corp. and Chairman and CEO of the Salant Stores Division. From 1987 to 1992 he was Vice President, Regional Sales Manager - Northeast and Midwest of Salant Menswear Group, an international private label and brand name manufacturing and marketing company of men's apparel, including Perry Ellis, John Henry and Manhattan. From 1983 to 1987 he was Senior Vice President, General Merchandise Manager and a member of the executive committee of Gimbels East, the 18-unit New York and Philadelphia division of Gimbel Bros., a major department store chain. From 1952 to 1983 he served in various merchandising and management positions of increasing responsibility with Gimbels. Mr. Katz served in the United States Navy from April 1953 to April 1955 and has a Bachelor of Science degree from New York University with a major in retailing.

     There are no family relationships among any of our executive officers and directors.

     All of our Directors are elected for a three year terms and shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

     Each executive officer will hold office until the initial meeting of the Board of Directors following the next annual meeting of stockholders and until his successor is elected and qualified or until his earlier resignation or removal.

     Board Committees

     The Board of Directors has established an Audit Committee. The Audit Committee makes annual recommendations to the Board of Directors concerning the appointment of Geneva's independent public accountants and reviews the results and scope of the audit and other services provided by our independent auditors. The members of the Audit Committee currently are Stanley Kreitman, as Chairman and Joel L. Gold. The directors who serve on the Audit Committee are "independent" directors based on the definition of independence in the listing standards of the National Association of Securities Dealers. Our Board of Directors have adopted a written charter for the Audit Committee. A copy of our Audit Committee's Charter may be found as Appendix A to our Proxy Statement relating to our Special Meeting of Stockholders held on November 15, 2001.


     The Board of Directors has established a Compensation Committee. The Compensation Committee makes annual recommendations to the Board of Directors concerning the compensation of executive officers and key employees. The members of the Audit Committee currently are Stanley Kreitman, as Chairman and Joel L. Gold.

     We do not have a standing nominating committee of the Board of Directors or committee performing similar functions. These functions are currently performed by our Board as a whole.

Report of the Audit Committee

     In overseeing the preparation of Geneva's financial statements as of December 31, 2002 and for the years ended December 31, 2002 and 2001, the Audit Committee met with management to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Committee discussed the statements with management. The Committee also discussed with Marcum & Kliegman LLP, Geneva's outside auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     The Committee received the written disclosures and letter from Marcum & Kliegman LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Committee discussed the independence of Marcum & Kleigman LLP with that firm.

     On the basis of these reviews and discussions, the Committee recommended to the Board of Directors that the audited financial statements be included in Geneva's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002, for filing with the Securities and Exchange Commission.

                         Members of the Audit Committee

                                Stanley Kreitman
                                  Joel L. Gold

     Meetings

     The Board of Directors held four meetings during the fiscal year ended December 31, 2002 and did not take any action by unanimous written consent. Furthermore, our Audit and Compensation Committees did not have any meetings or take any action by written consent during the fiscal year ended December 31, 2002.

     Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16 of the Exchange Act requires that reports of beneficial ownership of common shares and changes in such ownership be filed with the Securities and Exchange Commission by Section 16 "reporting persons," including directors, certain officers, holders of more than 10% of the outstanding common shares and certain trusts of which reporting persons are trustees. We are required to disclose in this Proxy Statement each reporting person whom we know to have failed to file any required reports under Section 16 on a timely basis during the fiscal year ended December

31, 2002. To our knowledge, our officers, directors and 10% stockholders have complied with all Section 16(a) filing requirements during the period ended December 31, 2002, except that: Ronald Friedman failed to file a Form 4 relating to one transaction; Robert Friedman failed to file a Form 4 relating to one transaction; Stanley Kreitman failed to file two Form 4's relating to two transactions; Joel L. Gold failed to file a Form 4 relating to one transaction; Keith Haffner failed to file a Form 4 relating to one transaction; Stephen Mayer failed to file a Form 4 relating to one transaction; and Warren R. Katz failed to file a Form 4 relating to one transaction.


             PROPOSAL 2 - RATIFICATION OF THE GENEVA FINANCIAL CORP.
                         2003 EQUITY PARTICIPATION PLAN

     Geneva's Board of Directors has unanimously approved, subject to stockholder approval, the Geneva Financial Corp. 2003 Equity Participation Plan. We have reserved up to 1,000,000 shares of common stock for issuance upon the exercise of stock options or as restricted stock grants.

     The following is summary provides a description of the significant provisions of the Plan. However such summary is qualified in its entirety by reference to the full text of the Plan, which is available at the offices of the Company.

General Information

     The Plan provides for the granting of restricted stock and options to purchase up to a maximum of 1,000,000 shares of common stock, $.01 par value per share, of Geneva. The plan was adopted by our Board of Directors on June 6, 2003.

     The plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, nor is it a "qualified" plan under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The Plan provides for appropriate adjustments in the number of reserved shares in the event of stock dividends, stock splits, recapitalizations and other changes in our capital structure. The plan also provides for reload options (which are described below under the heading "Reload Feature") and alternate stock appreciation rights.

Purpose

     The purpose of the plan is to advance the interests of Geneva by inducing individuals or entities of outstanding ability and potential to join and remain with, or provide consulting or advisory services to, us and our subsidiaries Geneva, by encouraging and enabling eligible employees, non-employee directors, consultants and advisors, and non-employees to whom an offer of employment has been extended, to acquire proprietary interests in Geneva, and by providing such employees, non-employee directors, consultants, advisors, and non-employees with an additional incentive to promote the success of Geneva.

Administration

     The plan provides for its administration by the Board or by a committee consisting of at least two individuals chosen by the Board. The Board or the committee has authority (subject to the provisions of the plan) to select from the group of eligible employees, non-employees to whom an offer of employment has been extended, non-employee directors, consultants and advisors the individuals or entities to whom restricted stock or options will be granted, and to determine the times at which and the exercise price for which options will be granted. The Board or the committee is authorized to interpret the plan and the interpretation and construction by the Board or the committee of any provision of the plan or of any option granted thereunder shall be final and conclusive. The receipt of options or restricted stock by directors or any members of the committee shall not preclude their vote on any matters in connection with the administration or interpretation of the plan. We currently do not have a committee to administer the plan. Accordingly the Board administers the plan at this time.

Eligibility - Generally

     Subject to certain limitations and conditions in the plan, restricted stock and options to purchase shares may be granted to persons who, in the case of Incentive Stock Options, are employees of, either Geneva or any parent or subsidiary of Geneva including directors and officers of Geneva and non-employees to whom an offer of employment has been extended, or in the case of nonstatutory stock options and restricted stock grants, are employees including directors and officers or non-employee directors or certain consultants or advisors to, either Geneva or any parent or subsidiary of Geneva and non-employees to whom an offer of employment has been extended. At August 6, 2003, approximately 65 employees and two non-employee directors were eligible to receive options or restricted stock grants under the plan.

Stock Options

     Nature of Options

     The Board or the committee may grant options under the plan which are intended to meet the requirements of Section 422 of the Code relating to "incentive stock options." The Board or committee may also grant option under the plan that do not so qualify which we refer to as "nonstatutory stock options". The federal income tax consequences of the grant and exercise of incentive stock options and nonstatutory stock options are described below under "Federal Income Tax Consequences."

     Reload Feature

     The Board or the committee may grant options with a reload feature subject to the terms of the plan, applicable only when options being exercised by a holder are paid by delivery of shares of common stock or by having Geneva reduce the number of shares otherwise issuable to a holder ("Net Exercise"). The reload stock option allows the holder to exercise an option (the "First Option") and to receive another option (the "Reload Option") for

  o the number of shares of common stock used to pay for the First Option (or not issued in the case of Net Exercise), and

  o with respect to Nonstatutory Stock Options, the number of shares of common stock used to satisfy any tax withholding requirement incident to the exercise of those Nonstatutory Stock Option.

A Reload Option may also have a reload feature. The reload feature must be included in the stock option agreement entered into by Geneva and the holder of the option. The term of the Reload Option shall be equal to the remaining option term of the First Option.

     Option Price

     The option price of the shares underlying an incentive stock option may not be less than the fair market value (as such term is defined in the plan) of the shares of common stock on the date upon which the option is granted. In addition, in the case of a recipient of an incentive stock option who, at the time the option is granted, owns more than 10% of the total combined voting power of all classes of stock of Geneva or of a parent or subsidiary corporation of Geneva (a "10% Stockholder"), the option price of the shares subject to that option must be at least 110% of the fair market value of the shares of common stock on the date upon which that option was granted.

     The option price of shares of common stock underlying nonstatutory stock options will be determined by the Board or the committee, in its discretion, at the time of grant and need not be equal to or greater than the fair market value for shares of our common stock.

     On August 6, 2003, the closing price for our common stock, as reported by the Pink Sheets, was $2.00 per share.

     Exercise of Options

     Option holders may exercise options granted under the plan by delivering a written notice to Geneva indicating of the number of shares of common stock with respect to which the option is being exercised. The notice shall be accompanied, or followed within ten (10) days, by payment of the full option price for the shares of common stock which shall be made by the holder's delivery of

   o a check payable to the order of Geneva in such amount, or

   o previously acquired shares of common stock, the fair market value of which shall be determined as of the date of exercise, or

   o if provided for in the stock option agreement, a check in an amount at least equal to the par value of the common stock being acquired, together with a promissory note, in the form and upon such terms as are acceptable to the Board or the committee, in an amount equal to the balance of the exercise price, or o a combination of any of the above methods.

     Duration of Options

     No incentive stock option granted under the plan shall be exercisable after the expiration of ten years from the date of its grant. However, if an incentive stock option is granted to a 10% Stockholder, that option shall not be exercisable after the expiration of five years from the date of its grant.

     Nonstatutory stock options granted under the Plan may be of a duration that the Board or the committee determines.

     Non-Transferability

     Options granted under the plan are not transferable otherwise than by will or the laws of descent and distribution and generally, those options are exercisable, during an optionee's lifetime, only by the optionee. A nonstatutory stock option may be transferred, upon the approval of the Board or the committee, in whole or in part during a holder's lifetime, to a holder's family members, through a gift or domestic relations order, subject to the terms and conditions of the plan.

     Death, Disability or Termination of Employment

     Subject to the terms of the stock option agreement pursuant to which options are granted, if the employment of an employee or the services of a non-employee  director,  consultant  or  advisor  to,  Geneva  or  a  parent  or subsidiary  corporation  of  Geneva  shall  be  terminated  for  cause,  or such employment or services shall be terminated voluntarily by the employee, non-employee director, consultant or advisor, or a non-employee to whom an offer of employment was extended declines the offer, or Geneva withdraws the offer of employment to that non-employee to whom an offer of employment has been extended, any options held by those persons or entities shall expire immediately. If such employment or services shall terminate other than by reason of death or disability, voluntarily by the employee, non-employee director, consultant or advisor, or for cause, then, subject to the terms of the stock option agreement pursuant to which options are granted, such option may be exercised at any time within three months after such termination, but in no event after the expiration of the option. For purposes of the plan, the retirement of an individual either pursuant to a pension or retirement plan adopted by Geneva or at the normal retirement date prescribed from time to time by Geneva is deemed to be a termination of such individual's employment other than voluntarily by the employee or for cause.

     Subject to the terms of the stock option agreement pursuant to which options are granted, if an option holder under the plan

   o dies while employed by Geneva or a parent or subsidiary corporation of Geneva or while serving as a non-employee director of, or consultant or advisor to, Geneva or a parent or its subsidiary corporation of Geneva, or

   o dies within three months after the termination of his employment or services other than voluntarily or for cause,

then such option may be exercised by the estate of the employee, non-employee director, consultant or advisor, or by a person who acquired such option by bequest or inheritance from the deceased option holder, at any time within one year after his death.

     Subject to the terms of the stock option agreement pursuant to which options are granted, if the holder of an option under the plan ceases employment or services because of permanent and total disability (within the meaning of
Section 22(e)(3) of the Code) while employed by, or while serving as a non-employee director of, or consultant or advisor to, Geneva, or a parent or subsidiary corporation of Geneva, then that option may be exercised at any time within one year after his termination of employment, termination of directorship, or termination of consulting or advisory arrangement or agreement due to the disability.

Restricted Stock Grants

     Nature of Restricted Stock Grants

     The Board or the committee may authorize restricted stock grants under the plan. Restricted stock grants may be made either alone or in addition to stock options granted under the plan.

     Vesting

     The Board or the committee may specify the vesting periods of the restricted stock grant and other terms and conditions which the Board or committee deems appropriate.

     In determining vesting requirements of restricted stock grants, the Board or committee may impose restrictions which it may deem advisable including among other things, length of service of the grantee, corporate performance and attainment of individual or group performance objectives.

     Ownership

     During the period while the restricted stock grants are subject to restriction or have not vested, the grantee will be the record owner of the shares of common stock underlying the restricted stock grant. Accordingly, the holder is entitled to vote those shares. However, any dividends or other distributions on those shares of common stock will be held by Geneva or a third party subject to the same restrictions as the restricted stock grant.

     Forfeiture

     Unless the Board of committee determines otherwise at the time of the restricted stock grant, generally, a grantee will forfeit all shares of common stock underlying restricted stock grants which have not previously vested, if the grantee is no longer employed or engaged by, or serves as a director of, Geneva or its parent or its subsidiary. All forfeited shares of common stock shall be returned to Geneva, along with any dividends or other distributions on those shares, if any. However, if the Board approves a plan of liquidation, or merger or consolidation in which more than 50% of the continued voting power of Geneva or the entity surviving in the transaction is no longer represented by voting securities in Geneva, the restricted stock grant will automatically vest.

     Non-Transferability

     Shares  of  common  stock  underlying   restricted  stock  grants  are  not
transferable until those shares vest.

Amendment and Termination

     The plan (but not options or restricted stock granted under the plan) shall terminate on June 5, 2013, ten years from the date that it was adopted by the Board. Subject to certain limitations, the plan may be amended or modified from time to time or terminated at an earlier date by the Board or by the stockholders.

Plan Benefits

     At August 6, 2003 there were no grants of options to purchase shares of our common stock or stock grants under the Plan.

Federal Income Tax Consequences

Nonstatutory Stock Options

     Under the Code and the Treasury Department Regulations (the "Regulations"), a nonstatutory stock option does not ordinarily have a "readily ascertainable fair market value" when it is granted. This rule will apply to Geneva's grant of non-statutory stock options. Consequently, the grant of a nonstatutory stock option to an optionee will result in neither income to him nor a deduction to us. Instead, the optionee will recognize compensation income at the time he exercises the nonstatutory stock option in an amount equal to the excess, if any, of the then fair market value of the shares transferred to him over the option price. Subject to the applicable provisions of the Code and the Regulations regarding withholding of tax, a deduction will be allowable to us in the year of exercise in the same amount as is includable in the optionee's income.

     For purposes of determining the optionee's gain or loss on the sale or other disposition of the shares transferred to him upon exercise of a nonstatutory stock option, the optionee's basis in those shares will be the sum of his option price plus the amount of compensation income recognized by him on exercise. That gain or loss will be capital gain or loss and will be long-term if the common stock were held for more than twelve months, or short term if the common stock were held for twelve months or less. No part of any such gain will be an "item of tax preference" for purposes of the "alternative minimum tax."

     Incentive Stock Options

     Options granted under the plan which qualify as Incentive Stock Options under Section 422 of the Code will be treated as follows:

     Except to the extent that the alternative minimum tax rule described below applies, no tax consequences will result to the optionee or us from the grant of an incentive stock option to, or the exercise of an Incentive stock option by, the optionee. Instead, the optionee will recognize gain or loss when he sells or disposes the shares transferred to him upon exercise of the incentive stock option. For purposes of determining such gain or loss, the optionee's basis in such shares will be his option price. If the date of sale or disposition of such shares is at least two years after the date of the grant of the incentive stock option, and at least one year after the transfer of the shares to him upon exercise of the incentive stock option, the optionee will realize long-term capital gain treatment upon their sale or disposition.

     Generally, we will not be allowed a deduction with respect to an incentive stock option. However, if an optionee fails to meet the foregoing holding period requirements (a so called disqualifying disposition), any gain recognized by the optionee upon the sale or disposition of the shares transferred to him upon exercise of an incentive stock option will be treated in the year of such sale or disposition as ordinary income, rather than capital gain, to the extent of the excess, if any, of the fair market value of the shares at the time of exercise (or, if less, in certain cases the amount realized on such sale or disposition) over their option price, and in that case we will be allowed a corresponding deduction.

     For purposes of the alternative minimum tax, the amount, if any, by which the fair market value of the shares transferred to the optionee upon such exercise exceeds the option price will be included in determining the optionee's alternative minimum taxable income. In addition, for purposes of such tax, the basis of such shares will include such excess.

     To the extent that the aggregate fair market value (determined at the time the option is granted) of the shares of common stock with respect to which incentive stock options are exercisable for the first time by the optionee during any calendar year exceeds $100,000, those options will not be incentive stock options. In this regard, upon the exercise of an option which is deemed, under the rule described in the preceding sentence, to be in part an incentive stock option and in part a nonstatutory stock option, under existing Internal Revenue Service guidelines, we may designate which shares issued upon exercise of such options are incentive stock options and which shares are nonstatutory stock options. In the absence of such designation, a pro rata portion of each share issued is to be treated as issued pursuant to the exercise of an incentive stock option and the balance of each share treated as issued pursuant to the exercise of a nonstatutory stock option.

     Equity Compensation Plan Information

     The following table sets forth information concerning the Company's equity compensation plans at December 31, 2002:



------------------------------- ---------------------------- ---------------------------- ----------------------------
                                   Number of securities       Weighted average exercise
                                to be issued upon exercise      price of outstanding         Number of securities
                                  of outstanding options,       options, warrants and       remaining available for
        Plan Category               warrants and rights                rights                   future issuance
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
Equity compensation plans
approved by security                      348,250                       $1.19                       26,750
   Holders(1)
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
Equity compensation plans
not approved by security                        0                         --                             0
holders                               -----------                 -----------                   ----------

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
Total                                     348,250                       $1.19                       26,750
------------------------------- ---------------------------- ---------------------------- ----------------------------
--------------------



(1) Includes options that were granted to Stephen Mayer that were terminated subsequent to December 31, 2002 pursuant to a Severance Agreement and General Release, dated as of June 6, 2003, by and between the Company and Stephen Mayer.

     Recommendation and Required Vote

     The affirmative vote of the holders of a majority of our outstanding common stock present at the meeting, in person or by proxy, is required for approval of this proposal. Our Board of Directors recommends a vote FOR the ratification of our 2003 Equity Participation Plan.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Marcum & Kliegman LLP has served as our auditors since 1999 and was selected as our independent public accountants with respect to the fiscal year ended December 31, 2002.

     Representatives of Marcum & Kliegman LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and shall be available to respond to appropriate questions.

     Audit Fees

     The aggregate fees billed by Marcum & Kliegman LLP for professional services rendered for the audit of our annual financial statements for the 2002 fiscal year and the review of the financial statements included in our Forms 10-QSB for that fiscal year were approximately $168,000.

     Financial Information Systems Design and Implementation Fees

     During fiscal 2002, Marcum & Kliegman LLP did not render to us any of the professional services with regard to financial information systems design and implementation described in paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X.

     All Other Fees

     There were no fees billed for services rendered by Marcum & Kliegman LLP for fiscal 2002, other than the services described above under "Audit Fees," other than approximately $37,000 for tax consulting services.

                              STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at our next annual meeting of stockholders pursuant to the provisions of Rule 14a-8 of the Securities and Exchange Commission, promulgated under the Exchange Act, must be received at our offices in Rockville Centre, New York by February 24, 2004 for inclusion in our proxy statement and form of proxy relating to such meeting. We, however, intend to hold our next annual meeting earlier in 2004 than in 2003. Accordingly, we suggest that stockholder proposals intended to be presented at the next annual meeting be submitted well in advance of November 7, 2003, the earliest date upon which we anticipate the proxy statement and form of proxy relating to such meeting will be released to stockholders.

The following  requirements with respect to stockholder nominees to our Board of
Directors  and  stockholder   proposals  are  included  in  our  Certificate  of
Incorporation.

     Stockholder Nominees. In order for a stockholder to nominate a candidate for director at an annual meeting, under our Certificate of Incorporation, the stockholder must have given timely notice to our Secretary. To be timely, a stockholder's notice must be received not less than 60 days nor more than 90 days prior to the first anniversary of the preceding years annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary, notice by the stockholder to be timely must be received not later than the 90th day prior to such annual meeting and not later than the close of business on the later of

  o  the 60th day prior to such annual meeting, or
  o the 10th day following the date on which notice of the date of the annual meeting was mailed or public disclosure thereof was made, whichever occurs first.

The stockholder sending the notice of nomination must describe various matters, including such information as:

  o the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated;
  o a representation that the stockholder is a holder of record of our stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

  o a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) relating to the nomination or nominations;

  o  the class and number of shares of Geneva  which are  beneficially  owned by such stockholder and the person to be nominated as of the date of such stockholder's notice and by any other stockholders known by such stockholders to be supporting such nominees as of the date of such stockholder's notice;

  o such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and

  o the consent of each nominee to serve as director of Geneva if so elected.

     Stockholder Proposals. In order for a stockholder to make a proposal at an annual meeting of stockholders, under our Certificate of Incorporation, the stockholder must have given timely notice to our Secretary. To be timely, a stockholder's notice must be received not less than 60 days nor more than 90 days prior to the first anniversary of the preceding years annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary, notice by the stockholder to be timely must be received not later than the 90th day prior to such annual meeting and not later than the close of business on the later of

  o  the 60th day prior to such annual meeting, or

  o the 10th day following the date on which notice of the date of the annual meeting was mailed or public disclosure thereof was made, whichever occurs first.

Each such notice shall set forth as to each matter the stockholder proposes to bring before the annual meeting:

  o a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the meeting;

  o the name and address, as they appear on our books, of the stockholder proposing such business;

  o the class, series and number of our shares which are beneficially owned by the stockholder; and

  o  any material interest of the stockholder in such business.

These requirements are separate from and in addition to the requirements a stockholder must meet under Rule 14a-8 to have a proposal included in our proxy statement.

Any notice given pursuant to the foregoing requirements must be sent to our Secretary at 100 North Centre Avenue, Suite 300, Rockville Centre, New York 11570. The foregoing is only a summary of the provisions of our Certificate of Incorporation that relate to stockholder nominations for director. Any stockholder desiring a copy of our Certificate of Incorporation will be furnished one without charge upon receipt of a written request thereof.

                                 OTHER BUSINESS

     While the accompanying Notice of Annual Meeting of Stockholders provides for the transaction of such other business as may properly come before the meeting, we have no knowledge of any matters to be presented at the meeting other than those listed as Proposals 1 and 2 in the notice. However, the enclosed proxy gives discretionary authority in the event that any other matters should be presented.

                          ANNUAL REPORT ON FORM 10-KSB

     This proxy statement is accompanied by a copy of our Annual Report on Form 10-KSB for the year ended December 31, 2002, as amended.

                                                           Warren R. Katz
                                                           Secretary


Rockville Centre, New York
August 11, 2003

                             GENEVA FINANCIAL CORP.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Keith S. Haffner and Warren R. Katz as proxies, each with the power to appoint his substitute, and hereby authorizes them, and each of them, to represent and vote, as designated below, all the common shares of Geneva Financial Corp. (the "Company") held of record by the undersigned at the close of business on August 6, 2003 at the Annual Meeting of Stockholders to be held on September 10, 2003 or any adjournment thereof.

                (Continued and to be signed on the reverse side)

--------------------------------------------------------------------------------

                        ANNUAL MEETING OF STOCKHOLDERS OF

                             GENEVA FINANCIAL CORP.

                               September 10, 2003


                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.


Please  detach  along  perforated  line  and  mail  in  the  envelope  provided.
--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE    X
                                        --------

1    Election of Directors:

[  ] FOR ALL NOMINEES

[  ] WITHHOLD AUTHORITY FOR ALL NOMINEES

[  ] FOR ALL EXCEPT
     (See instructions below)
NOMINEES:

             Stanley Kreitman        Class I Director
        ---
             Joel L. Gold            Class I Director
        ---
             Keith S. Haffner        Class II Director
        ---

Instruction: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:
                        ---

2    Proposal to ratify the adoption of the Company's 2003 Equity  Participation
     Plan.

     FOR                     AGAINST                        ABSTAIN
         ----                        ----                           ----

3 In his discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the named nominees as directors and FOR Proposal 2.

     PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.




To change the address on your account, please check the box at right and indicate your new address in the space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]


Signature of Stockholder                         Date:
                         -----------------------       ------------

Signature of Stockholder                         Date:
                         -----------------------       ------------

Note: Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by authorized person.